U. S. SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): April 12, 2002


                    Barrington Foods International, Inc.
         -----------------------------------------------------
        (Exact name of registrant as specified in its charter)


            Nevada                   000-25523               33-0843633
----------------------------   --------------------      -------------------
(State or other jurisdiction   (Commission File No.)      (I.R.S. Employer
      of incorporation)                                   Identification No.)


       3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV      89109
       ----------------------------------------------------   ----------
             (Address of principal executive offices)         (Zip Code)

          Registrant's Phone: (702) 990-3623  Fax: (702) 990-3624


                             Not Applicable
      --------------------------------------------------------------
      (Former name or former address, if changed, since last report)

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ITEM 4 - CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) The Board of Directors of the Registrant dismissed Cordovano & Harvey, P.C. of Denver, Colorado, Certified Public Accountants effective April 12, 2002 and has retained Merdinger, Fruchter, Rosen & Corso, P.C. as its independent auditor for the fiscal year ended December 31, 2001. The
Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Cordovano & Harvey, P.C., and the engagement of Merdinger, Fruchter, Rosen & Corso, P.C. as its independent auditor. None of the reports of Cordovano & Harvey, P.C. on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of a "going concern" statement contained in its Registration Statement on Form 10-SB12G for the fiscal year ended December 31, 2000, which stated:

"As discussed in the Summary of Significant Accounting Policies, the Company has a limited operating history and has suffered significant operating losses for the periods from February 4, 1999 (inception) through December 31, 2000, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in the Summary of Significant Accounting Policies. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

There were no disagreements between the Company and Cordovano & Harvey, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Cordovano & Harvey P.C., would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, Cordovano & Harvey, P.C. has not advised the Registrant that:

1) internal controls necessary to develop reliable financial statements did not exist; or

2) information has come to the attention of Cordovano & Harvey, P.C. which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

3) the scope of the audit should be expanded significantly, or information has come to the attention of Cordovano & Harvey, P.C. that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended December 31, 2001.

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(b) On April 12, 2002 the Registrant engaged Merdinger, Fruchter, Rosen &
Corso, P.C. as its principal accountant to audit the Registrant's financial statements as successor to Cordovano & Harvey, P.C. During the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted Merdinger, Fruchter, Rosen & Corso, P.C. regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, nor did Merdinger, Fruchter, Rosen & Corso, P.C. provide advice to the Registrant, either written or oral, that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted Merdinger, Fruchter, Rosen
& Corso, P.C. on any matter that was the subject of a disagreement or a reportable event.

ITEM 7 (c) Exhibits

16.1 Letter regarding Change in Certifying Accountant

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BARRINGTON FOODS INTERNATIONAL, INC.

Date:    April 24, 2002               By: /s/ Rendal Williams
                                      -------------------------------
                                              Rendal Williams, CEO


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